NOTE

THE ISSUER HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE INDENTURE UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE TRUSTEE UPON REQUEST). TRANSFER OF THIS NOTE IS FURTHER LIMITED BY THE REQUIREMENT THAT FOLLOWING ANY TRANSFER HEREOF THERE WILL BE NO MORE THAN 100 BENEFICIAL OWNERS (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OF SECURITIES (INCLUDING THE NOTES AND ANY OTHER SECURITIES) OF THE ISSUER.

DUE TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.

No. R-1                                                            $20,000,000

                          SUNRISE FUNDING CORPORATION I

                  Lease Receivables-Backed Note, Series 1996-1

Delivery Date:  November 8, 1996              Stated Maturity:  January 1, 2000

SUNRISE FUNDING CORPORATION I, a corporation duly organized and existing under the laws of the State of Minnesota (the "Issuer," which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to Dougherty Funding, Inc., or registered assigns, the principal sum of Twenty Million and no/100 Dollars ($20,000,000) in monthly installments beginning on December 15, 1996 (the "Initial Payment Date"), and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the fifteenth day of each calendar month or, if such fifteenth day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), for the period from and including November 8, 1996 through the day immediately preceding the Initial Payment Date, and thereafter, monthly from and including the most recent Payment Date through the day immediately preceding the next Payment Date, at a rate equal to (i) the sum of (a) the prime rate, as determined by First Bank National Association and (b) 0.75% per annum, until the date the Holders of


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at least a majority in principal amount of the Notes give the Issuer notice that the Notes will change to have a fixed rate of interest (which date must be a Payment Date) (such Payment Date referred to herein as the "Mode Change Date"), or (ii) after the Mode Change Date, a fixed rate equal to the rate of interest that is in effect as of the Mode Change Date. Until the Mode Change Date, the
Note Interest Rate shall be calculated on the basis of a 360-day year and the actual number of days elapsed, and after the Mode Change Date, the Note Interest Rate shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. Each monthly installment of principal payable on this Note shall be an amount equal to the pro rata share of the Principal Distribution Amount, as such term is defined in the Indenture described herein. Any remaining unpaid portion of the principal amount of this Note shall be due and payable no later than the Stated Maturity referred to above. The interest and principal so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day).

         The principal and interest on this Note are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Note on the Note Register at the address of such Person as it appears on the Note Register, or by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Person whose name appears as the Registered Holder of this Note on the Note Register received at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated as such by the Issuer for such purpose pursuant to the Indenture.

         This Note is one of a duly authorized issue of Notes of the Issuer designated as its Lease Receivables-Backed Notes, Series 1996-1 (herein called the "Notes") issued under an Indenture (referred to herein as the "Indenture"), dated as of November 1, 1996, among the Issuer, Sunrise Leasing Corporation, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee," which term includes any successor Trustee under such Indenture). Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes, and the terms upon which the Notes are authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Notes are secured by certain Lease Contracts, Lease Receivables, the related Equipment and by certain other Collateral described in the Indenture. The Trust Estate secures the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

         Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in



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the Indenture  and are not  redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer, in whole but not in part, at any time after the Outstanding principal amount of Notes declines to 10% or less of the original principal amount of the Notes at a redemption price equal to the Outstanding principal amount thereof plus accrued interest thereon through the last day of the Due Period immediately preceding the date of redemption. If an Event of Default shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee and duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Stated Maturity of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

         Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer, the Trustee and the Servicer with the consent of the Holders of a majority in aggregate principal amount of Notes at the time Outstanding under the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding under the Indenture, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         The Notes are issuable only in registered form without coupons in such authorized denominations as provided in the Indenture and subject to certain limitations therein set forth.

         This Note and the Indenture shall be governed by and construed in accordance with the internal laws of the State of Minnesota, without regard to conflicts of laws principles.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note,



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but solely from the Collateral pledged to the Trustee under the Indenture at the times,  place  and  rate,  and in  the  coin  or  currency,  herein  prescribed.
Notwithstanding anything else to the contrary contained in this Note or the Indenture, the obligation of the Issuer to pay the principal of and interest on this Note is not a general obligation of the Issuer, nor its officers or directors, but is limited solely to the Collateral pledged under the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                            [Signature page follows]

         IN WITNESS WHEREOF, Sunrise Funding Corporation I has caused this Note to be signed, manually, by its President.



By:  /s/ R. Bradley Pike
President

         This is one of the Notes described in the within-mentioned Indenture.

Dated:  November 8, 1996

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee

By: /s/ Thomas Wraalstad
    Authorized Signatory